Regulated Operations Plant and Leases	12 Months Ended
Dec. 31, 2022
Regulated Operations [Abstract]
Regulated Operations Plant and Leases
Note 2 - Regulated Operations Plant and Leases
Net Regulated Operations Plant
Major classes of regulated operations plant and their respective balances as of December 31, 2022 and 2021 were as follows:

	December 31,
(Thousands of dollars)	2022	2021	2021
	Southwest Gas Holdings Inc.*		Southwest Gas Corporation
Gas plant:
Storage	$104,218	$437,793	$103,874
Transmission	399,357	1,917,529	397,590
Distribution	8,039,793	7,506,489	7,506,489
General	505,109	530,346	496,643
Software and software-related intangibles	389,496	380,372	380,372
Other	15,934	17,161	16,607
	9,453,907	10,789,690	8,901,575
Less: accumulated depreciation and amortization	(2,674,157)	(3,397,736)	(2,538,508)
Construction work in progress	244,750	202,068	183,485
Net regulated operations plant	$7,024,500	$7,594,022	$6,546,552
*Southwest Gas Holdings, Inc. included the regulated operations plant associated with MountainWest only as of December 31, 2021, given that the MountainWest disposal group was deemed held for sale as of December 31, 2022. Therefore, the balances in the table above for Southwest Gas Holdings, Inc. are the same as for Southwest Gas Corporation as of December 31, 2022.
Regulated operations plant depreciation is computed on the straight-line remaining life method at composite rates considered sufficient to amortize costs over estimated service lives, including components which are intended to compensate for removal costs (net of salvage value), and retirements, based on the processes of regulatory proceedings and related regulatory commission approvals and/or mandates. In 2022, 2021, and 2020, annual regulated operations depreciation and amortization expense in regard to Southwest averaged 2.7% of the original cost of depreciable and amortizable property. Transmission and distribution plant are associated with the core natural gas delivery infrastructure, and combined, constitute the majority of gas plant. Annual regulated operations depreciation expense for Southwest averaged approximately 2.2% of the original cost of depreciable transmission and distribution plant during the period 2020 through 2022.
Depreciation and amortization expense on gas plant, including intangibles, was as follows:

(Thousands of dollars)	2022	2021	2020
Depreciation and amortization expense	$243,857	$230,245	$215,636
Included in the figures above is amortization of regulated operations intangibles of $21 million, $17.7 million, and $13.7 million for the years ended December 31, 2022, 2021, and 2020, respectively. The amounts above exclude regulatory asset and liability amortization.
Leases
Determinations are made as to whether an arrangement is a lease at inception. ROU assets represent the right to use an underlying asset for the lease term; lease liabilities represent obligations to make lease payments arising from the lease. Operating lease ROU assets and lease liabilities are recognized at the commencement date based on the present value of lease payments over the lease term. When leases do not provide an implicit interest rate, an incremental borrowing rate based on information available at commencement is used in determining the present value of lease payments; an implicit rate, if readily determinable, is used. Lease terms utilized in the computations may include options to extend or terminate the lease when it is reasonably certain that the option will be exercised. When lease agreements include non-lease components, they are included with the lease component and accounted for as a single component, for all asset classes. Southwest and MountainWest have no significant operating, finance, or short-term leases.
Centuri has operating and finance leases for corporate and field offices, construction equipment, and transportation vehicles. Centuri is currently not a lessor in any significant lease arrangements. Centuri’s leases have remaining lease terms of up to 16 years. Some of these include options to extend the leases, generally for optional terms of up to 5 years, and some include options to terminate the leases within 1 year. Centuri’s equipment leases may include variable payment terms in addition to the fixed lease payments if machinery is used in excess of the standard work periods. These variable payments are not probable of occurring under the current operating environment and have not been included in consideration of lease payments. During 2021, the presentation of short-term lease cost changed to include all short-term costs associated with leases with a term of less than one month as compared to the historical presentation of only including short-term lease costs for leases with a duration of over one month and less than one year. The lease costs associated with leases with terms of less than one month were $66.4 million for the year ended December 31, 2020. Due to the seasonality of Centuri’s business, expense for short-term leases will fluctuate throughout the year with higher expense incurred during the warmer months. Short-term leases were not recorded on the balance sheet as permitted under the provisions of Accounting Standards Codification (“ASC”) Topic 842. As of December 31, 2022, Centuri had no executed lease agreements that had not yet commenced.
The components of lease expense for Centuri were as follows:

(Thousands of dollars)	2022	2021	2020
Operating lease cost	$17,881	$15,279	$14,294

Finance lease cost:
Amortization of ROU assets	7,702	2,138	140
Interest on lease liabilities	1,520	278	37
Total finance lease cost	9,222	2,416	177
Short-term lease cost	120,339	103,800	19,806
Total lease cost	$147,442	$121,495	$34,277
Supplemental cash flow information related to Centuri leases for the years ended December 31, 2022, 2021, and 2020 was as follows:

(Thousands of dollars)	2022	2021	2020
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$16,725	$14,669	$12,889
Operating cash flows from finance leases	1,520	278	36
Financing cash flows from finance leases	11,985	3,547	199

ROU assets obtained in exchange for lease obligations:
Operating leases	$22,653	$11,597	$19,372
Finance leases	28,861	3,332	361
Supplemental information related to Centuri leases, including location in the Consolidated Balance Sheets, is as follows:

(Thousands of dollars)	December 31,
	2022	2021
Operating leases:
Other property and investments	$85,270	$80,638

Other current liabilities	$13,863	$12,185
Other deferred credits and other long-term liabilities	77,119	72,930
Total operating lease liabilities	$90,982	$85,115

Finance leases:
Other property and investments	$51,313	$30,705

Other current liabilities	$12,028	$8,858
Other deferred credits and other long-term liabilities	34,238	20,585
Total finance lease liabilities	$46,266	$29,443

Weighted average remaining lease term (in years)
Operating leases	6.66	7.57
Finance leases	4.33	3.92

Weighted average discount rate
Operating leases	4.06%	3.95%
Finance leases	3.95%	2.58%
The following is a schedule of maturities of Centuri lease liabilities as of December 31, 2022:

(Thousands of dollars)	Operating Leases	Finance Leases
2023	$17,392	$13,657
2024	15,267	12,225
2025	12,595	9,852
2026	10,646	7,263
2027	10,146	5,311
Thereafter	43,078	2,374
Total lease payments	109,124	50,682
Less imputed interest	18,142	4,416
Total	$90,982	$46,266